UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

Civista Bancshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-36192	34-1558688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street
Sandusky, Ohio		44870
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (419) 625 - 4121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	CIVB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Civista Bancshares, Inc. held its annual meeting of shareholders on April 15, 2025, for the purpose of considering and voting on the following proposals. Summaries of the voting results are included following the description of each matter.

1.
To elect twelve (12) directors to serve one-year terms expiring in 2026.

			Broker
Director Candidate	For	Abstain	Non-Vote
Darci L. Congrove	11,152,545.17	204,054.30	1,805,456.00
Mark Macioce	11,188,504.52	168,094.95	1,805,456.00
Julie A. Mattlin	11,113,315.39	243,284.08	1,805,456.00
Dennis E. Murray, Jr.	11,046,495.01	310,104.46	1,805,456.00
Mary Patricia Oliver	11,010,339.26	346,260.21	1,805,456.00
Charles A. Parcher	11,142,893.26	213,706.20	1,805,456.00
Clyde A. Perfect, Jr.	11,091,662.91	264,936.56	1,805,456.00
Dennis G. Shaffer	11,194,311.29	162,288.17	1,805,456.00
Harry Singer	11,118,365.84	238,233.62	1,805,456.00
Nathan E. Weaks	11,195,565.52	161,033.95	1,805,456.00
Lorina W. Wise	11,046,833.17	309,766.30	1,805,456.00
Gerald B. Wurm	11,212,554.84	144,044.62	1,805,456.00

Each of the nominees was elected.

2.
To consider and vote upon a non-binding advisory resolution to approve the compensation of the Corporation’s named executives as disclosed in the accompanying proxy statement.

			Broker
For	Against	Abstain	Non-Vote
10,649,190.90	528,195.77	179,212.79	1,805,456.00

The proposal passed.

3.
To consider and vote upon a non-binding advisory resolution to approve the frequency of future advisory votes on the compensation of the Corporation’s named executive officers.

				Broker
1Yr.	2Yr.	3Yr.	Abstain	Non-Vote
10,109,958.77	71,189.49	1,053,641.27	121,809.94	1,805,456.00

The 1Yr. proposal passed.

4.
To consider and vote upon a proposal to adopt an amendment to Article XI of the Corporation’s Amended and Restated Code of Regulations (the “Regulations”) to grant the Board of Directors the authority to make limited future amendments to the Regulations to the extent permitted by the Ohio General Corporation Law.

			Broker
For	Against	Abstain	Non-Vote
10,926,939.48	314,841.37	114,818.62	1,805,456.00

The proposal passed.

5.) To ratify the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2025.

			Broker
For	Against	Abstain	Non-Vote
12,882,208.01	113,055.32	166,792.13	0.00

The proposal passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civista Bancshares, Inc.

Date:	April 15, 2025	By:	/s/ Ian Whinnem
Ian Whinnem, SVP & Chief Financial Officer